Exhibit 32.1

RIVAL TECHNOLOGIES, INC.

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of Rival Technologies, Inc. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a.

the quarterly report on Form 10-Q of Rival Technologies, Inc. for the quarter ended June 30, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.

the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Rival Technologies, Inc.

Date: August 16, 2010	/s/ Douglas B. Thomas Douglas B. Thomas Chief Executive Officer Principal Financial Officer